                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 7, 2005
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                               CEPTOR CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

 DELAWARE                          333-105793             11-2897392
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(State or Other Jurisdiction      (Commission             (IRS Employer
 of Incorporation)                File Number)           Identification No.)

    200 INTERNATIONAL CIRCLE, SUITE 5100, HUNT VALLEY, MARYLAND     21030
    -----------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (401) 527-9998
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 7, 2005, CepTor  Corporation (the "Company")  entered into a common stock  purchase  agreement  with Fusion  Capital  Fund II, LLC,  ("Fusion
Capital") a Chicago based  institutional  investor,  whereby  Fusion Capital has agreed to purchase up to $20.0 million of the Company's common stock $0.0001 par value per share  (the  "Common  Stock")  over a 40-month  period.  Specifically, following effectiveness of the Company's registration statement,  CepTor has the right to sell  Fusion  Capital  $500,000  of its  common  stock  per  month at a purchase price based upon the market price of CepTor's  Common Stock on the date of sale without any fixed  discount to the market price.  At the Company's  sole option,  Fusion may be required to purchase up to $20.0  million worth of Common
Stock during the term of the Agreement. The Company has the right to control the timing and the amount of Common Stock sold to Fusion  Capital.  The Company also has the right to terminate  the  agreement at any time without  cost.  Under the
Agreement  Fusion Capital is prohibited  from engaging in any direct or indirect short selling or hedging.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         In connection with the transaction described above, the Company issued
25,000 shares of Common Stock and has agreed to issue 337,359 additional shares of Common Stock to Fusion Capital.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   Exhibits.

          EXHIBIT NO.      DESCRIPTION
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           4.1             Common Stock Purchase Warrant, dated October 7, 2005

           4.2             Registration Rights Agreement, dated October 7, 2005

          10.1             Common Stock Purchase Agreement, dated October 7, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         CEPTOR CORPORATION

Date: October 7, 2005
                                         By: /s/ Donald Fallon
                                             -----------------------------------
                                             Name:  Donald Fallon
                                             Title: Senior Vice President and
                                                    Chief Financial Officer